UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2024

The Eastern Company
(Exact Name of Registrant as Specified in Charter)

Connecticut	001-35383	06-0330020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Enterprise Drive, Suite 408, Shelton, Connecticut 06484

(Address of Principal Executive Offices) (Zip Code)

(203) 729-2255

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	EML	NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 – Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective May 15, 2024, the Compensation Committee (the (“Compensation Committee”) of the Board of Directors of The Eastern Company (the “Company”) adopted new forms of executive officer equity award agreements (the “Award Agreements”) with respect to the granting of performance-based stock awards and non-qualified stock options under The Eastern Company 2020 Stock Incentive Plan. The Award Agreements will be used for all awards to executive officers made on or after May 15, 2024. The terms of the performance-based stock Award Agreement primarily differs from the previous stock award agreement filed with the Company’s Form 10-K on March 12, 2024 in that the new Award Agreement is based on the achievement of certain performance criteria, including EBITDA, return on invested capital, and a relative total shareholder return (“TSR”) multiplier, and eliminates the vesting of all or a portion of stock awards based solely on continued employment. The non-qualified stock option Award Agreement is a new agreement for a new form of award approved by the Compensation Committee and includes similar performance criteria.

The foregoing description of the Award Agreements is qualified in its entirety by reference to the Award Agreements, which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Title

10.1	Award Agreement – Performance-Based Stock Awards

10.2	Award Agreement – Non-Qualified Stock Options

104	Cover Page Interactive Data File (cover page iXBRL tags are embedded within the inline XBRL document)

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Eastern Company

Date: May 15, 2024	By:	/s/Nicholas Vlahos
Nicholas Vlahos Chief Financial Officer

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